UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 16, 2020

BSQUARE CORPORATION

(Exact name of Registrant as specified in its charter)

Washington	000-27687	91-1650880
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 110th Ave NE, Suite 300

Bellevue, WA 98004

425-519-5900

(Address and Telephone Number of Registrant’s Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	BSQR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

BSQUARE Corporation Executive Bonus Plan

On March 16, 2020, upon the recommendation of its Compensation Committee (the “Committee”), the board of directors (the “Board”) of BSQUARE Corporation (the “Company”) adopted the BSQUARE Corporation Executive Bonus Plan (the “Bonus Plan”). The Bonus Plan is intended to formalize the Company’s historical practice of awarding annual bonuses to certain key executives of the Company (the “Covered Executives”) based on achievement of specified performance goals. The Board designated the Committee as the administrator of the Bonus Plan (the “Administrator”). The Administrator has the sole discretion and authority to interpret, make all determinations under, and administer the Bonus Plan.

For any annual or other performance period (the “Performance Period”), the Administrator may establish performance goals that relate to financial, operational or other performance of the Company, to individual performance objectives of the Covered Executive or to any other performance goal established by the Administrator in connection with a potential bonus payment (the “Performance Goals”). Following completion of any Performance Period, the amounts payable to each Covered Executive under the Bonus Plan will be based entirely on the determination of the Administrator regarding the level of achievement of the Performance Goals. The Administrator has authority to revise or refine the Performance Goals in its discretion.

Pursuant to the Bonus Plan, the Administrator established Performance Goals for 2020 relating to segment revenues and contribution margin and working capital levels.

The foregoing description of the terms of the Bonus Plan is qualified in its entirety by reference to the Bonus Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	BSQUARE Corporation Executive Bonus Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSQUARE CORPORATION

Date: March 20, 2020	By:	/s/ Christopher Wheaton
Christopher Wheaton
Chief Financial Officer, Secretary and Treasurer